                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 21, 2001


                                 AMERALIA, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474


             Utah                                           84-0631765
------------------------------                     ----------------------------
(State or other jurisdiction                       (IRS Employer Identification
incorporation or organization)                                Number)


           818 Taughenbaugh Boulevard, P.O. Box 1330, Rifle, CO 81650
           ----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                 (970) 625-9134
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                     311 Raleigh Road, Kenilworth, IL 60043
                  --------------------------------------------
                  former name or former address, if applicable


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Item 5.  Other Events.

         AmerAlia, Inc., held its annual meeting of shareholders on June 21, 2001. At the annual meeting the following proposals were passed:

PROPOSAL ONE: ELECTION OF DIRECTORS

         The following seven persons were nominated as directors of AmerAlia for a term of one year and until the election and qualification of their successors. At the annual meeting of shareholders, Bill H. Gunn, Robert van Mourik, John F. Woolard, Neil E. Summerson, Robert A. Cameron, Geoffrey C. Murphy, and Samuel A. Stern were each re-elected to the board of directors as follows:


            ------------------------------------------------------------------------------
            NAME                            SHARES FOR                     SHARES WITHHELD
            ------------------------------------------------------------------------------
            Bill H. Gunn                    8,337,455                      504,081
            ------------------------------------------------------------------------------
            Robert C.J. van Mourik          8,161,694                      679,842
            ------------------------------------------------------------------------------
            Neil E. Summerson               8,133,255                      708,281
            ------------------------------------------------------------------------------
            Robert A. Cameron               8,144,694                      696,842
            ------------------------------------------------------------------------------
            John F. Woolard                 8,608,755                      232,781
            ------------------------------------------------------------------------------
            Geoffrey C. Murphy              8,366,805                      474,731
            ------------------------------------------------------------------------------
            Samuel A. Stern                 8,144,755                      696,781
            ------------------------------------------------------------------------------

PROPOSAL TWO: APPROVAL OF THE AMERALIA, INC. 2001 DIRECTORS' INCENTIVE PLAN

         The Board of Directors believes that the AmerAlia 2001 Directors' Incentive Plan (the "Directors' Incentive Plan") is an integral part of AmerAlia's approach to long-term incentive compensation for its directors. The purpose of the Directors' Incentive Plan is to provide incentives to attract, retain and motivate persons whose present and potential contributions as members of the Board of AmerAlia, Inc. are important to AmerAlia's success and the success of its subsidiaries, by offering them an opportunity to participate in AmerAlia's future performance through awards of options. The Directors' Incentive Plan was approved by the shareholders at the annual meeting as follows:


            ------------------------------------------------------------------------------
            SHARES FOR                      SHARES AGAINST                 SHARES WITHHELD
            ------------------------------------------------------------------------------
            8,002,692                       713,498                        121,346
            ------------------------------------------------------------------------------

PROPOSAL THREE: APPROVAL OF STOCK OPTIONS EXERCISABLE FOR A TOTAL OF 650,000 SHARES OF COMMON STOCK GRANTED TO CERTAIN DIRECTORS, EXECUTIVES AND OFFICERS OF AMERALIA

         In May 2000, the Board of Directors granted the options to certain of our directors, executives, and officers as part of a plan to compensate directors for significant services expended on our behalf over an extended period of time. In April 2001, the Board granted additional options to other directors. Because of recent interpretations of the Nasdaq Stock Market, the Board concluded that these options should be subject to shareholder approval, which was obtained at the annual meeting of shareholders as follows:


            ------------------------------------------------------------------------------
            SHARES FOR                      SHARES AGAINST                 SHARES WITHHELD
            ------------------------------------------------------------------------------
            7,996,752                       723,398                        121,406
            ------------------------------------------------------------------------------

PROPOSAL FOUR: APPROVAL OF THE AMERALIA, INC. 2001 STOCK OPTION PLAN

         The AmerAlia, Inc. 2001 Stock Option Plan is intended to encourage stock ownership by employees, consultants, and officers of AmerAlia, its divisions and subsidiary corporations, so that they may acquire or increase their proprietary interest in AmerAlia, and to encourage such employees, consultants, and officers to remain in the employment of or associated with AmerAlia and to put forth maximum efforts for the success of AmerAlia and its business. The AmerAlia, Inc. 2001 Stock Option Plan was approved by the shareholders at the annual meeting as follows:


            ------------------------------------------------------------------------------
            SHARES FOR                      SHARES AGAINST                 SHARES WITHHELD
            ------------------------------------------------------------------------------
            8,354,942                       372,116                        114,478
            ------------------------------------------------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERALIA, INC.



July 5, 2001                                 By: /s/ Robert C.J. van Mourik
                                                --------------------------------
                                                Robert C.J. van Mourik,
                                                Executive Vice President